Exhibit 10.1

Wells Fargo Bank, National Association
1000 Louisiana Street, Suite 1200
Houston, TX 77002

August 28, 2019

Diamondback O&G LLC
500 West Texas, Suite 1200
Midland, Texas 79701
Attention: Teresa L. Dick

Re:    Consent Letter

Ladies and Gentlemen:

Reference is hereby made to that certain Second Amended and Restated Credit Agreement, dated as of November 1, 2013 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), by and among Diamondback O&G LLC, as borrower (the “Borrower”), Diamondback Energy, Inc., as parent guarantor (the “Parent Guarantor”), Wells Fargo Bank, National Association, as administrative agent (the “Administrative Agent”), and the lenders party thereto from time to time. Capitalized terms used herein without definition shall have the meanings given to them in the Credit Agreement.
1.     Request for Consent. The Borrower has advised the Administrative Agent and the Lenders that (a) it is contemplating entering into certain Swap Agreements in respect of interest rates for United States Treasury securities (such Swap Agreements, collectively, the “Subject Swap Agreements”) and (b) the Loan Parties may be prohibited from entering into such Subject Swap Agreements under Section 9.18 of the Credit Agreement. The Borrower has requested that the Administrative Agent and the Lenders enter into this letter agreement (this “Letter Agreement”) to evidence the Lenders’ consent to the Loan Parties entering into the Subject Swap Agreements on the terms and conditions set forth herein.
2.     Limited Consent. In reliance on the representations, warranties, covenants, and agreements contained in this Letter Agreement, and notwithstanding anything in Section 9.18 of the Credit Agreement or any other provision of the Loan Documents that may prohibit the Loan Parties from entering into the Subject Swap Agreements, Lenders constituting Majority Lenders hereby consent to the Loan Parties entering into the Subject Swap Agreements, subject to the following terms and conditions:
(a)the aggregate notional principal amount of United States Treasury securities subject to the Subject Swap Agreements shall not, in any event, exceed $3,000,000,000.00;
(b)the pricing and other economics of such Subject Swap Agreements are on prevailing market terms;
(c)such Subject Swap Agreements are entered into by the applicable Loan Party(ies) on or prior to December 31, 2019;
(d)such Subject Swap Agreements do not have a tenor extending beyond December 31, 2020; and
(e)such Subject Swap Agreements shall be with an Approved Counterparty.
3.    Limitations on Consent. Nothing contained herein, nor any past indulgence by the Administrative Agent or any Lender, nor any other action or inaction on behalf of the Administrative Agent or any Lender, shall be deemed a consent to, or waiver of, any other action or inaction of the Parent Guarantor, the Borrower, or any of the other Loan Parties that constitutes (or would constitute) a violation of any provision of the Credit Agreement or any other Loan Document, or which results (or would result) in a Default or Event of Default under the Credit Agreement or any other Loan Document. This Letter Agreement shall not constitute a course of conduct or dealing among the parties. The Administrative Agent and the Lenders shall have no obligation to grant any future waivers, consents or amendments with respect to the Credit Agreement or any other Loan Document, and the parties hereto agree that the limited consent provided in paragraph 2 above shall constitute a one-time consent and shall not waive, affect, or diminish any right of the Administrative Agent and/or the Lenders to hereafter demand strict compliance with the Credit Agreement and the other Loan Documents.

4.    Miscellaneous.

(a)    Confirmation. The provisions of the Credit Agreement (subject to the limited consent provided in this Letter Agreement) shall remain in full force and effect following the effectiveness of this Letter Agreement.

(b)    Ratification and Affirmation; Representations and Warranties. Each of the Guarantors and the Borrower hereby (i) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, subject to the consent granted in this Letter Agreement and (ii) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Letter Agreement:

(A)    all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (or, if already qualified by materiality, Material Adverse Effect or a similar qualification, true and correct in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (or, if already qualified by materiality, Material Adverse Effect or a similar qualification, true and correct in all respects) as of such specified earlier date, except with respect to actions permitted by this Letter Agreement;

(B)    no Default or Event of Default has occurred and is continuing; and

(C)    no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

(c)    Counterparts. This Letter Agreement may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Letter Agreement by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

(d)    NO ORAL AGREEMENT. THIS LETTER AGREEMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

(e)    GOVERNING LAW. THIS LETTER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

(f)    Payment of Expenses. Subject to the limitations set forth in Section 12.03 of the Credit Agreement, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket expenses incurred in connection with this Letter Agreement, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees, charges and disbursements of counsel to the Administrative Agent.

(g)    Severability. Any provision of this Letter Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(h)    Successors and Assigns. This Letter Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

(i)    Loan Document. This Letter Agreement is a Loan Document.

[Signature Pages Follow]

Very truly yours,

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and a Lender

By:	/s/ Todd Fogle
Name: Todd Fogle
Title: Director

Signature Page to Consent Letter Agreement Regarding Interest Rate Hedging - Diamondback O&G LLC

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Wes Fontana
Name: Wes Fontana
Title: Managing Director

Signature Page to Consent Letter Agreement Regarding Interest Rate Hedging - Diamondback O&G LLC

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Nupur Kumar
Name: Nupur Kumar
Title: Authorized Signatory

By:	/s/ Chris Zybrick
Name: Chris Zybrick
Title: Authorized Signatory

Signature Page to Consent Letter Agreement Regarding Interest Rate Hedging - Diamondback O&G LLC

THE BANK OF NOVA SCOTIA, HOUSTON BRANCH, as a Lender

By:	/s/ Ryan Knape
Name: Ryan Knape
Title: Director

Signature Page to Consent Letter Agreement Regarding Interest Rate Hedging - Diamondback O&G LLC

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Tara R. McLean
Name: Tara R. McLean
Title: Vice President

Signature Page to Consent Letter Agreement Regarding Interest Rate Hedging - Diamondback O&G LLC

JPMORGAN CHASE BANK, N.A., as a Lender

By:
Name:
Title:

Signature Page to Consent Letter Agreement Regarding Interest Rate Hedging - Diamondback O&G LLC

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Jamie Minieri
Name: Jamie Minieri
Title: Authorized Signatory

Signature Page to Consent Letter Agreement Regarding Interest Rate Hedging - Diamondback O&G LLC

CITIBANK, N.A., as a Lender

By:	/s/ Jeff Ard
Name: Jeff Ard
Title: Vice President

Signature Page to Consent Letter Agreement Regarding Interest Rate Hedging - Diamondback O&G LLC

BANK OF AMERICA, N.A., as a Lender

By:
Name:
Title:

Signature Page to Consent Letter Agreement Regarding Interest Rate Hedging - Diamondback O&G LLC

SUNTRUST BANK, as a Lender

By:	/s/ Arize Agumadu
Name: Arize Agumadu
Title: Vice President

Signature Page to Consent Letter Agreement Regarding Interest Rate Hedging - Diamondback O&G LLC

ZIONS BANCORPORATION, N.A., dba AMEGY BANK, as a Lender

By:
Name:
Title:

Signature Page to Consent Letter Agreement Regarding Interest Rate Hedging - Diamondback O&G LLC

ING CAPITAL LLC, as a Lender

By:	/s/ Charles Hall
Name: Charles Hall
Title: Managing Director

By:	/s/ Scott Lamoreaux
Name: Scott Lamoreaux
Title: Director

Signature Page to Consent Letter Agreement Regarding Interest Rate Hedging - Diamondback O&G LLC

COMMONWEALTH BANK OF AUSTRALIA, as a Lender

By:	/s/ Emma Raine
Name: Emma Raine
Title: Senior Associate

Signature Page to Consent Letter Agreement Regarding Interest Rate Hedging - Diamondback O&G LLC

BOKF, N.A. dba BANK OF OKLAHOMA, as a Lender

By:	/s/ John Krenger
Name: John Krenger
Title: Vice President

Signature Page to Consent Letter Agreement Regarding Interest Rate Hedging - Diamondback O&G LLC

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ Parul June
Name: Parul June
Title: Senior Vice President

Signature Page to Consent Letter Agreement Regarding Interest Rate Hedging - Diamondback O&G LLC

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender

By:	/s/ Donovan C. Broussard
Name: Donovan C. Broussard
Title: Authorized Signatory

By:	/s/ Scott W. Danvers
Name: Scott W. Danvers
Title: Authorized Signatory

Signature Page to Consent Letter Agreement Regarding Interest Rate Hedging - Diamondback O&G LLC

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Sandra Salazar
Name: Sandra Salazar
Title: Managing Director

Signature Page to Consent Letter Agreement Regarding Interest Rate Hedging - Diamondback O&G LLC

IBERIABANK, as a Lender

By:	/s/ Stacey Goldstein
Name: Stacy Goldstein
Title: Senior Vice President

Signature Page to Consent Letter Agreement Regarding Interest Rate Hedging - Diamondback O&G LLC

BBVA USA, as a Lender

By:	/s/ Julia Barnhill
Name: Julia Barnhill
Title: Vice President

Signature Page to Consent Letter Agreement Regarding Interest Rate Hedging - Diamondback O&G LLC

THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as a Lender

By:	/s/ Michael Borowiecki
Name: Michael Borowiecki
Title: Authorized Signatory

Signature Page to Consent Letter Agreement Regarding Interest Rate Hedging - Diamondback O&G LLC

REGIONS BANK, as a Lender

By:	/s/ Stuart Murray
Name: Stuart Murray
Title: Director

Signature Page to Consent Letter Agreement Regarding Interest Rate Hedging - Diamondback O&G LLC

MIZUHO BANK, LTD, as a Lender

By:	/s/ Edward Sacks
Name: Edward Sacks
Title: Authorized Signatory

Signature Page to Consent Letter Agreement Regarding Interest Rate Hedging - Diamondback O&G LLC

THE HUNTINGTON NATIONAL BANK, as a Lender

By:	/s/ Gregory R. Ryan
Name: Gregory R. Ryan
Title: Managing Director

Signature Page to Consent Letter Agreement Regarding Interest Rate Hedging - Diamondback O&G LLC

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ Michael Maguire
Name: Michael Maguire
Title: Managing Director

Signature Page to Consent Letter Agreement Regarding Interest Rate Hedging - Diamondback O&G LLC

COMERICA BANK, as a Lender

By:	/s/ Garret R. Merrell
Name: Garret R. Merrell
Title: Vice President

Signature Page to Consent Letter Agreement Regarding Interest Rate Hedging - Diamondback O&G LLC

Accepted and Agreed to:

DIAMONDBACK O&G LLC, as the Borrower

By:	/s/ Teresa L. Dick
Name: Teresa L. Dick
Title: Executive Vice President, Chief Accounting Officer, and Assistant Secretary

DIAMONDBACK ENERGY, INC., as the Parent Guarantor

By:	/s/ Teresa L. Dick
Name: Teresa L. Dick
Title: Executive Vice President, Chief Accounting Officer, and Assistant Secretary

DIAMONDBACK E&P LLC, as a Guarantor

By:	/s/ Teresa L. Dick
Name: Teresa L. Dick
Title: Executive Vice President, Chief Accounting Officer, and Assistant Secretary

ENERGEN CORPORATION, as a Guarantor

By:	/s/ Teresa L. Dick
Name: Teresa L. Dick
Title: Executive Vice President, Chief Accounting Officer, and Assistant Secretary

ENERGEN RESOURCES CORPORATION, as a Guarantor

By:	/s/ Teresa L. Dick
Name: Teresa L. Dick
Title: Executive Vice President, Chief Accounting Officer, and Assistant Secretary

Signature Page to Consent Letter Agreement Regarding Interest Rate Hedging - Diamondback O&G LLC

EGN SERVICES, INC., as a Guarantor

By:	/s/ Teresa L. Dick
Name: Teresa L. Dick
Title: Executive Vice President, Chief Accounting Officer, and Assistant Secretary

Signature Page to Consent Letter Agreement Regarding Interest Rate Hedging - Diamondback O&G LLC